31 August 2011

Shmuel Keshet
19 Reuven Street
Zichron Yaakov 30900 Israel

Re:           Termination of Bluesphere Employment Agreement and Directorship with Eastern Sphere Ltd.

Dear Shmuel:

Reference is made to the Employment Agreement between you and Bluesphere Corporation (the “Company”) dated 3 March 2010, as amended or supplemented (the “Employment Agreement”) and your service as Director with Eastern Sphere Ltd.(the “Affiliate”).  Capitalised terms used but not defined herein shall have the meanings assigned to such terms in the Employment Agreement.  This letter agreement (this “Letter Agreement”) hereby sets forth the terms on which we have mutually agreed to terminate the Employment Agreement:

1.
Effective the day following the date hereof, and subject to the terms and conditions of this Letter Agreement, your employment with the Company is hereby terminated, and your position as Director with the Affiliate is terminated.  Your termination is without cause, as described in Section 5.1(b) of the Employment Agreement.

2.
You have no further responsibility for any aspect of the Company’s operations or the services you were obligated to provide under the Employment Agreement and your function as Director with the Affiliate.

3.
Subject to Section 7 hereof, as a condition to your termination hereunder, we hereby issue you, as of the date hereof, the number of common shares of the Company (the “Shares”) as shall be equal in value to U.S. $143,000 based on the average closing price of the Shares over the last 15 trading days from the date hereof.  The Shares are issued pursuant to the Company’s Global Share Incentive Plan (the “Plan”), under the 102 Capital Gains Track (as defined in the Plan). The Shares are restricted shares within the meaning of applicable U.S. securities laws for six months from the issue date, and our issuance and delivery thereof to you is subject to your compliance with all applicable U.S. and non-U.S. securities laws relating to such issuance of the Shares.  You are required to acquaint yourself with such laws on your own.

4.
Subject to Section 7 hereof, as a further condition to your termination hereunder, we hereby agree to accelerate the vesting of your Executive’s Stock Options pursuant to Section 2.2(c) of the Employment Agreement (the “Options”) so that 100% of your Options shall vest immediately upon your signing this Letter Agreement.  In this connection, we will take all necessary action promptly upon your signing this Agreement to cause the immediate vesting of your options and delivery to Tamir Fishman, the trustee of the Plan,  the underlying shares (the “Option Shares”).

5.
You hereby acknowledge that we have no obligation to and will not register the Shares you receive pursuant to this Letter Agreement, under any circumstances including but not limited to Section 3 or 4, under the U.S. Securities Act of 1933, as amended (the “Act”).  If in compliance with federal laws and state blue sky laws and rule 144 of the Act you may apply to obtain an opinion of counsel satisfactory to the Company’s transfer agent, VStock Transfer LLC (the “Transfer Agent”), to allow the removal of any legends or restrictions that may be placed on the Shares or the Option Shares, such opinion will be handled by you directly with Company’s counsel or any counsel that Transfer Agent deems appropriate and acceptable. Concurrently with the execution of this letter, the Company is executing a letter to the Transfer Agent in the form attached hereto as Exhibit A, giving the Company’s consent to the provision by you to the Transfer Agent of an opinion from a competent counsel of your choice,   In the event that the Company changes transfer agents, the new transfer agent will receive a similar letter

6.	You hereby agree that any and all tax consequences or liabilities relating to the Shares to be received by you hereunder are your responsibility and to be paid by you.

7.
You hereby (a) agree to waive, release and discharge from any and all liability including, but not limited to, liability arising from or related to any aspect of your employment with the Company, the termination of such employment and this Letter Agreement (collectively, the “Release”) incurred in the past or present or to be incurred in the future the following persons:  the Company, its directors, its Chief Executive Officer and its counsel, agents and consultants (together, the “Indemnified Persons”); (b)agree and acknowledge that the Release is irrevocable and conditional only upon your receipt of the Shares and Option Shares hereunder and subject to the fulfillment by the Company of its other obligations hereunder; (c) agree to indemnify, hold harmless and promise not to sue or advance any claim arising from or related to any aspect of your employment with the Company, the termination of such employment and this Letter Agreement arising in the past, present or future, in each case, the Indemnified Persons; and (d) agree that the compensation given to you by the Company as described in this Letter Agreement is satisfactory to you and covers all liabilities that the Company and its Affiliate may have towards you as an officer of the Company or as director of the Affiliate or any other relationship between you, the Company and the Affiliate.

8.
The Company and the Affiliate hereby agree to waive, release and discharge you from any and all liability including, but not limited to, liability arising from or related to any aspect of your employment with the Company, your service as a director of Affiliate, and the termination of such employment and service.

9.
Concurrently herewith the Company is issuing a letter, in the Form Attached hereto as Exhibit B, to Tamir Fishman, as trustee for the Plan, confirming the number of Options issued to you, the acceleration of the Options and the issuance of the Shares, and confirming that you have the sole power to effect transactions in the Options and the Shares. You acknowledge that the Plan is subject to the 102 Capital Gains Track and it is your sole responsibility to make sure you are indeed compliant with the requirements of Section 102.

10.
The Company represents and warrants that the terms of this letter have received all necessary corporate approvals, and do not conflict with any agreement to which the Company is a party, and that the signatories on behalf of the Company are authorized to bind the Company. Attached hereto as Exhibit C is a copy of the Board resolution approving this letter and the transactions described herein, including the issuance of the Shares and the acceleration of the Options.

11.
Attached as Exhibit D is a completed and executed form of notice the Israeli Registrar of Companies for notification of your resignation as a director of the Affiliate, which will be filed within three business days.

12.
This Letter Agreement shall be construed and interpreted in accordance with the laws of the State of Israel applicable therein and each of the parties hereto expressly accepts the jurisdiction of the court of the State of Israel.  The sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement will be the applicable Tel Aviv court.

Bluesphere Corporation

By:___/s/ Shlomi Palas
     Shlomi Palas, CEO

Agreed and accepted:

/s/ Shmuel Keshet
Shmuel Keshet

Exhibit A – Letter to Transfer Agent
BLUE SPHERE CORPORATION

________. 2011

VStock Transfer LLC

Re: Shmuel Keshet

Ladies and Gentlemen:

Blue Sphere Corporation hereby authorizes you, as our transfer agent, to accept from any law firm acceptable to you, including the law firm of Gross, Kleinhendler, Hodak, Halevy. Greenberg & Co., an opinion of counsel with respect to the removal of legends on the certificates evidencing any shares held by Dr. Shmuel Keshet.

Very truly yours,

BLUE SPHERE CORPORATION

By: ________________
Name:
Title:

AGREED AND ACKNOWLEDGED:

VSTOCK TRANSFER LLC

By: ________________
Name:
Title:

Exhibit B – Letter to Tamir Fishman

BLUE SPHERE CORPORATION
________. 2011

Tamir Fishman
[ADDRESS]

Re: Shmuel Keshet

Ladies and Gentlemen:

You are hereby notified that:

1.
All of the 8,321,917 options to purchase Common Shares of Blue Sphere Corporation (the “Company”) previously granted to Dr. Shmuel Keshet pursuant to the Company’s Share Incentive Plan (the “Plan”), subject to vesting, are fully vested.

2.	In addition, on August __, 2011, the Company granted to Dr. Keshet ________ additional Common Shares of the Company (the “Shares”), pursuant to the Plan. These Shares are fully vested.

Very truly yours,

BLUE SPHERE CORPORATION

By: ________________
Name:
Title:

Exhibit C – Board Resolution

Exhibit D – Notice to Israeli Companies Registrar